UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2026
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 20, 2026, First Watch Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the Company’s Class II director nominees as Class II directors, (2) approved, on a non-binding, advisory basis, the compensation paid to our named executive officers, (3) approved, on a non-binding, advisory basis, an annual vote frequency for future advisory votes on the compensation paid to our named executive officers, and (4) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 27, 2026. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026. The final results with respect to each proposal are set forth below.

Proposal One - Election of Class II Directors
The stockholders elected each of the three nominees named below as Class II directors to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. The results of such vote were:

Class II Director Nominee	For	Withheld	Broker Non-Votes
Irene Chang Britt	32,303,226	16,803,210	9,564,764
Charles Jemley	44,382,160	4,724,276	9,564,764
Rachel Tipograph	47,187,755	1,918,681	9,564,764
Proposal Two - Advisory Resolution on Executive Compensation
The stockholders approved, on a non-binding, advisory basis, the compensation paid to our named executive officers. The results of such vote were:

For	Against	Abstentions	Broker Non-Votes
31,155,497	17,633,414	317,525	9,564,764
Proposal Three - Advisory Resolution on the Frequency of Future Votes on Executive Compensation
The stockholders approved, on a non-binding, advisory basis, an annual vote frequency for future advisory votes on the compensation paid to our named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
46,337,934	28,283	2,681,394	58,825	9,564,764
Proposal Four - Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 27, 2026. The results of such vote were:

For	Against	Abstentions
56,336,412	2,303,109	31,679

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: May 21, 2026	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary